SHARE  EXCHANGE  AGREEMENT

Dated  August  14,  201 5

by  and  am ong

PACIFIC VENTURES GROUP, INC.,

a Delaware corporation

as  the  Acqui ror  and  Parent

and

SNÖBAR HOLDINGS, INC.,

a Delaware corporation

and

THE  SHAREHOLDER  S OF

SNÖBAR HOLDINGS, INC.

[EXECUTION COPY]

EXHIBITS

Exhibit A –

Shareholders’ Signature Pages

Exhibit B –

Other Issuance

Exhibit C –

Restated Certificate of Incorporation and Bylaws

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of this 14th day of August 2015, by and between PACIFIC VENTURES GROUP, INC., a Delaware corporation (the

  “Company”),  with offices  at  200 Camelia Court, Vero Beach, Florida 32963  and  SNÖBAR  HOLDINGS,  INC.,  a

Delaware corporation (“SNO’’), with offices at 117 West 9th Street, Suite 423, Los Angeles, California 90015 and

the shareholders of SNO set forth on Composite Exhibit A (the “SNO Shareholders”), upon the following premises:

Premises

WHEREAS,  the  Company  is  a  publicly  held  corporation  organized  under  the  laws  of  the  State  of

Delaware;

WHEREAS, SNO is a privately-held company organized under the laws of Delaware;

WHEREAS,  the  Company  agrees  to  acquire  at  least  21,285,000  and  up  to  21,500,000  shares  of  SNO’s

Class  A  Common  Stock,  par  value  $0.001  per  share  (“SNO  Class  A  Common  Stock”),  and  1,000,000  shares  of

  SNO’s Class B Common Stock, par value $0.001 per share (“SNO Class B Common Stock”; together with “SNO

  Class A Common Stock”, referred to herein as “SNO Common Stock”), (collectively, representing between 99%

to  100%  of  SNO’s  issued  and  outstanding  common  stock)  from  the  SNO  Shareholders  in  exchange  for  the issuance  of  at  least  22,285,000  and  up  to  22,500,000  shares  (“Exchange  Shares”)  of  the  Company’s  common stock,  par  value  $0.01  per  share  (“Company  Common  Stock”)  for  each  share  of  SNO  Common  Stock  (the

  “Exchange”) with a simultaneous issuance of 2,500,000 shares (“Other Issued Shares”) of the Company Common

  Stock (“Other Issuance”) to certain other persons as listed on Exhibit B hereto (“Other Persons”) in exchange for,

among  other  things,  the  forgiveness  of  debt  owed  by  the  Company  to  Other  Persons.  On  the  Closing  Date  (as

defined in Section  3.02 herein), the SNO  Shareholders will  become  shareholders of the Company and  SNO will become a majority owned or wholly-owned subsidiary of the Company.  Immediately  after  the  Exchange, Other

Issuance and other transactions set forth herein, there will be at least 25,172,000 and up to 25,387,000 shares of

the   Company   Common   Stock   outstanding   with   at   least   22,285,000   and   up   to   22,500,000   shares   or

approximately 89% thereof owned by the SNO Shareholders and 1,000,000 shares of the Company’s Series E

Preferred  Stock  with  100% thereof  owned by a SNO  Shareholder,  namely Shannon  Masjedi;  and

WHEREAS, for Federal income tax purposes, it is intended that the Exchange qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Agreement

NOW  THEREFORE,  on  the  stated  premises  and  for  and  in  consideration  of  the  mutual  covenants  and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF SNO AND THE SHAREHOLDERS

As  an  inducement  to,  and  to  obtain  the  reliance  of  the  Company ,  except  as  set  forth  in  the  SNO

Schedules  (as hereinafter  defined),  SNO  represents  and  warrants to  the  Company  that  as of  the  date  hereof and the  Closing Date (as hereinafter defined),  as follows:

Section  1.01      Incorporation.   SNO is a company duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized under all applicable laws,

regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in the SNO Schedules is a complete and correct copy of the Certificate of Incorporation

of  SNO  as  in  effect  on  the  date  hereof.    The  execution  and  delivery  of  this  Agreement  does  not,  and  the consummation  of  the  transactions  contemplated  hereby  will  not,  violate  any  provision  of  SNO’s  Certificate  of

Incorporation. SNO has taken all actions required by law, its Certificate of Incorporation, or otherwise to authorize the execution, delivery and performance  of this Agreement. SNO has full power, authority, and legal capacity and has taken all action required by law, it’s Certificate of Incorporation, and otherwise to consummate the transactions herein  contemplated.

Section 1.02

Authorized Shares and Capital.  The authorized capital stock of the SNO consists of:  (i)  30,000,000  shares  of  Class  A  Common  Stock,  par  value  $0.001  per  share,  of  which  21,500,000  shares  are issued  and  outstanding;  (ii)  10,000,000  shares  of  Class  B  Common  Stock,  par  value  $0.001  per  share,  of  which

1,000,000  shares  are  issued  and  outstanding;  and  (iii)  10,000,000  shares  of  preferred  stock,  par  value  $0.001  per share,  none  of  which  are  issued  and  outstanding  and  all  of  which  are  undesignated.  The  issued  and  outstanding shares  of  Class  A  Common  Stock,  Class  B  Common  Stock and  preferred  stock  are  validly issued,  fully paid,  and non-assessable, were not issued in violation of the preemptive or other rights of any person, and were issued pursuant to a valid registration, or a valid exemption from registration, under the Securities Act of 1933, as amended, and all applicable  state  securities  laws.  SNO  has  no  obligation  to  issue  any  additional  Class  A  Common  Stock,  Class  B

Common  Stock,  preferred  stock  or  securities  convertible  or  exchangeable  for  Class  A  Common  Stock,  Class  B

Common Stock, preferred stock, or options or warrants for the purchase of (a) any Class A Common Stock, Class B

Common Stock or preferred stock or (b) any securities convertible into or exchangeable for any Class A Common

Stock, Class B Common Stock or preferred stock. There are no outstanding rights to either demand registration of any  Class  A  Common  Stock,  Class  B  Common  Stock  or  preferred  stock  under  the  Securities  Act  of  1933,  as amended, or to sell any Class A Common Stock, Class B Common Stock or preferred stock in connection with such a registration of Class A Common Stock, Class B Common Stock or preferred stock.

Section 1.03

Subsidiaries and Predecessor Corporations.  SNO does not  have any predecessor corporation(s),  no  subsidiaries,  and  does not  own, beneficially  or of record,  any shares of any other corporation.

Section 1.04

Financial Statements.

(a)

Prior  to  Closing,  SNO  shall  provide  the  Company  with  SNO’s  balance  sheets  as  of

December  31,  2014  and  December  31,  2013,  and  the  related  statements  of  operations,  stockholders’

equity  and  cash  flows  for  the  periods  ended  December  31,  2014  and  December  31,  2013  prepared  in accordance  with  GAAP  and  audited  by  a  PCAOB  independent  auditor  (the  “SNO  2014  and  2013

Financial  Statements”).

(b)

Prior to Closing,  SNO  shall  provide  the  Company  with SNO’s  balance  sheet  as of June

30,  2015,  and  the  related  statements  of  operations,  stockholders’  equity  and  cash  flows  for  the  period

ended  J une  30,  2015   prepared  in  accordance  with  GAAP   and  reviewed,  but  not  audited,  by  a

PCAOB independent auditor (the “SNO June  2015  Financial Statements”; together with the SNO 2014 and 2013 Financial Statements, referred to herein as “SNO Financial Statements”).

(c)

All   such   financial   statements   shall   be   prepared   in   accordance   with   generally

accepted   accounting  principles   consistently  applied  throughout  the  periods  involved.  The  SNO balance  sheets  shall  be  true  and  accurate  and  present  fairly  as  of  their  respective  dates  the  financial condition  of  SNO.  As  of  the  date  of  such  balance  sheets,  except  as  and  to  the  extent  reflected  or reserved  against  therein,  SNO  shall  have  no  liabilities  or  obligations  (absolute  or  contingent)  which should  be  reflected  in  the  balance  sheets  or  the  notes  thereto  prepared  in  accordance  with  generally accepted  accounting  principles,  and  all  assets  reflected  therein  will  be  properly reported  and present fairly  the  value  of  the  assets  of  SNO,  in  accordance  with  generally  accepted  accounting  principles.

The  statements  of  operations,  stockholders’  equity  and cash  flows  will  reflect  fairly  the  information required  to  be  set  forth  therein  by  generally  accepted accounting  principles.

(d)

SNO has duly and punctually paid all Governmental  fees and taxes which it has become liable to pay and has duly allowed for all taxes reasonably foreseeable and is under no liability to pay any penalty  or  interest  in connection  with  any claim  for  governmental  fees  or  taxes  and  SNO  has  made  any and all proper declarations and returns for tax purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all  Governmental  fees  and taxes.

(e)

The  books  and  records,  financial  and  otherwise,  of  SNO  are  in  all  material  aspects complete  and  correct  and  have  been  maintained  in  accordance  with  good  business  and  accounting practices.

(f)

All of SNO’s assets are reflected on its financial statements, and, except as set forth in the

SNO  Schedules  or the  financial  statements  of SNO  or the notes thereto,  SNO has no  material  liabilities,

direct  or  indirect,  matured  or  unmatured,  contingent  or  otherwise.

Section 1.05

Information.  The information concerning SNO set forth in this Agreement and in the SNO Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which  they  were  made,  not  misleading.  In  addition,  SNO  has  fully  disclosed  in writing  to  the  Company  (through this Agreement or the SNO Schedules) all information relating to matters involving SNO or its assets or its present or past  operations or activities which (i) indicated or may indicate,  in the aggregate, the existence of a greater than

$10,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of SNO or (iii) either alone or in aggregation  with  other  information  covered  by  this  Section,  otherwise  have  led or  may  lead  to  a material  adverse effect on  SNO,  its assets, or  its operations or  activities as presently conducted  or as contemplated  to be  conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental,

litigation and securities matters  and transactions  with affiliates.

Section 1.06

Options   or   Warrants.     There   are   no   existing   options,   warrants,   calls,   or

commitments  of  any character  relating  to  the  authorized  and unissued  stock of SNO.

Section 1.07

Absence of Certain Changes or Events.  Since June 30, 2015 or such other date as provided for herein:

(a)

there  has  not  been  any  material  adverse  change  in  the  business,  operations,

properties, assets,  or  condition  (financial  or  otherwise)  of  SNO;

(b)

SNO has  not  (i)  amended  its  Certificate  of  Incorporation  since  formation;  (ii)  declared or made,  or  agreed  to  declare  or  make,  any  payment  of  dividends  or  distributions  of  any  assets  of  any kind whatsoever  to  stockholders  or purchased  or redeemed,  or  agreed  to  purchase  or redeem,  any  of  its shares;  (iii)  made  any  material  change  in  its  method  of  management,  operation  or  accounting;  (iv)

entered  into any  other  material  transaction other  than sales  in  the  ordinary  course  of  its  business; or  (v)

made  any  increase  in  or  adoption  of  any  profit  sharing,  bonus,  deferred  compensation,  insurance,

pension, retirement,  or  other  employee  benefit  plan,  payment, or  arrangement  made  to,  for,  or  with  its officers, directors,  or  employees; and

(c)

SNO has  not  (i)  granted  or  agreed  to  grant  any  options,  warrants  or  other  rights  for  its stocks,  bonds or  other  corporate securities  calling  for  the  issuance  thereof, (ii)  borrowed  or  agreed  to borrow  any  funds  or  incurred,  or  become  subject  to,  any  material  obligation  or  liability  (absolute  or contingent)  except  as disclosed  herein  and  except  liabilities  incurred  in the  ordinary  course  of  business;

sold  or  transferred,  or  agreed  to  sell  or  transfer,  any  of  its  assets,  properties,  or  rights  or  canceled,  or agreed  to  cancel,  any  debts  or  claims;  or  (iv)  issued,  delivered,  or  agreed  to  issue  or  deliver  any  stock,

bonds or  other  corporate securities including  debentures  (whether  authorized  and  unissued  or  held  as treasury  stock)  except  in  connection  with  this Agreement.

Section 1.08

Litigation   and   Proceedings.   There   are   no   actions,   suits,   proceedings,   or

investigations pending or, to the knowledge of SNO after reasonable investigation, threatened by or against SNO or

affecting   SNO   or   its   properties,   at   law   or   in   equity,   before   any   court   or   other  governmental   agency   or

instrumentality, domestic or foreign, or before any arbitrator of any kind. SNO does not have any knowledge of any material  default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court,  arbitrator,  or  governmental  agency  or  instrumentality  or  of  any  circumstances  which,  after  reasonable investigation,  would result in the discovery of such a default.

Section 1.09

Contracts.

(a)

All    “material”    contracts,    agreements,    franchises,    license    agreements,    debt

instruments  or  other  com mitment s  to  wh ich  SNO  is  a  part y  or  by  wh ich  it  or  any  of  its  assets ,

pro du cts ,  techn olog y,  or  pro perti es  are  bound  other than  tho se  incurred  in the  ordi nary  course  of business  have  been  previously  disclosed  to  the  Company  or  the  SNO  Shareholders.  A  “material”

contract, agreement, franchise, license agreem ent , debt  instrument  or com mitment  is on e which  (i)

will remain  in  effect for more than  six  (6)  months  aft er the  date  of  this  Ag reem ent  or  (ii) involves aggregate  obligation s  of at least ten  tho usand  dollars ($10,000);

(b)

All  contracts,  agreements,  franchises,  license  agreements,  and  other  commitments  to which  SNO  is  a party  or  by  which  its  properties  are  bound  and  which  are  material  to  the  operations  of

SNO taken as a whole  are valid and enforceable by SNO in all respects, except as limited by bankruptcy and  insolvency  laws  and  by  other  laws  affecting the rights  of  creditors  generally; and

(c)

Except as previously  disclosed  to the Company or the SNO  Shareholders  or reflected  in the  most  recent  SNO  balance  sheet,  SNO  is  not  a  party  to  any  oral  or  written  (i)  contract  for  the employment  of any  officer or  employee;  (ii) profit  sharing, bonus, deferred  compensation,  stock option,

severance  pay,  pension  benefit  or  retirement  plan,  (iii)  agreement,  contract,  or  indenture  relating  to  the borrowing  of  money,  (iv)  guaranty  of  any  obligation;  (vi)  collective  bargaining  agreement;  or  (vii)

agreement  with  any  present  or  former  officer  or  director  of  SNO.

Section 1.10

Compliance With Laws and Regulations.  To the best of its knowledge, SNO has complied  with  all  applicable  statutes  and  regulations  of  any  federal,  state,  or  other governmental  entity  or  agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations,

properties, assets, or condition of SNO or except to the extent that noncompliance would not result in the occurrence of any material liability for SNO.

Section 1.11

Approval  of  Agreement.   This  Agreement  has  been  duly  and  validly  authorized and executed and delivered on behalf of SNO and the SNO Shareholders and this Agreement constitutes a valid and binding agreement of SNO and the SNO Shareholders enforceable in accordance with its terms.

Section 1.12

SNO  Schedules.   SNO  has  delivered  to  the  Company  the  following  schedules,

which are collectively referred to as the “SNO Schedules” and which consist  of separate schedules dated as of  the date of execution of this Agreement, all certified by the President of SNO as complete, true, and correct as of the date of this Agreement in all material respects:

(a)

a  schedule  containing  complete  and  correct  copies  of  the  Articles  of  Incorporation  of

SNO and the Bylaws, each as in effect as of the date of this Agreement;

(b)

a schedule containing the financial statements of SNO identified in paragraph 1.04(a);

(c)

a schedule setting forth any information, together with any required copies of documents,

required to be disclosed in the Company Schedules by Sections 1.01 through 1.11.

SNO shall cause the SNO Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 1.13

Valid  Obligation.    This  Agreement  and  all  agreements  and  other  documents executed  by  SNO  in  connection  herewith  constitute  the  valid  and  binding  obligations  of  SNO,  enforceable  in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 1.14

Investment Representations.

(a)

Investment Purpose.  As of the date hereof, the SNO Shareholders understand and agree that  the  consummation  of  this  Agreement  including  the  delivery  of  the  Exchange  Consideration  (as hereinafter  defined)  to  the  SNO  Shareholders  in  exchange  for  the  Securities  as  contemplated  hereby constitutes the offer  and sale  of securities  under the  Securities  Act  of  1933, as amended (the  “Securities

Act  ”) and applicable state statutes  and that the Securities are being acquired for the SNO Shareholders’

own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales  registered  or  exempted  from  registration  under  the  Securities  Act;  provided,  however,  that  by making  the  representations  herein,  the  SNO  Shareholders  do  not  agree  to  hold  any  of  the  Exchange

Consideration for any minimum or other  specific term and reserves the right  to dispose of the  Exchange

Consideration  at  any  time  in  accordance  with  or  pursuant  to  a  registration  statement  or  an  exemption under the Securities Act.

(b)

Accredited Investor Status.  Each of the SNO Shareholders is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) or a sophisticated investor who has such  knowledge  and  experience in  financial  and  business  matters  to  be  capable  of  evaluating the merits  and risks of this Agreement and  the  underlying  transactions. Each SNO Shareholder  has  been furnished  with  all  documents  and  materials  relating  to  the  business,  finances  and  operations  of  the

Company and its subsidiaries and information that such SNO Shareholder requested and deemed material to  making  an  informed  decision  regarding  this  Agreement  and  the  underlying  transactions.

(c)

Reliance on Exemptions.  Each of the SNO Shareholders understands that the Exchange

Consideration  is  being  offered  and  sold  to  the  SNO  Shareholders  in  reliance  upon  specific  exemptions from the registration requirements of United States federal and state securities laws and that the Company

is   relying   upon   the   truth   and   accuracy   of,   and   the   SNO   Shareholders’   compliance   with,   the

representations, warranties, agreements, acknowledgments and understandings of  the SNO Shareholders set  forth  herein  in  order  to  determine  the  availability  of  such  exemptions  and  the  eligibility  of  the  SNO

Shareholders to acquire the Exchange Consideration.

(d)

Information.  The SNO Shareholders and its advisors, if any, have been furnished with all materials  relating  to  the  business,  finances  and  operations  of  the  Company  and  materials  relating  to  the offer and sale of the Exchange Consideration which have been requested by the SNO Shareholders or its

advisors.   The  SNO  Shareholders  and  its  advisors,  if  any,  have  been  afforded  the  opportunity  to  ask

questions  of  the  Company.   Notwithstanding  the  foregoing,  the  Company  has  not  disclosed  to  the  SNO

Shareholders  any  material  nonpublic  information  and  will  not  disclose  such  information  unless  such information  is  disclosed  to  the  public  prior  to  or  promptly  following  such  disclosure  to  the  SNO

Shareholders.   The  SNO  Shareholders  understands  that  its  investment  in  the  Exchange  Consideration involves a significant degree of risk. The SNO Shareholders is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

(e)

Governmental Review.  Each of the SNO Shareholders understands that no United States federal  or  state  agency  or  any  other  government  or  governmental  agency  has  passed  upon  or  made  any recommendation or endorsement of the Exchange Consideration.

(f)

Transfer or Resale.  Each of the SNO Shareholders understands that (i) the sale or re-sale of  the  Exchange  Consideration  has  not  been  and  is  not  being  registered  under  the  Securities  Act  or  any applicable  state  securities  laws,  and  the  Exchange  Consideration  may  not  be  transferred  unless (a) the

Exchange  Consideration  is  sold  pursuant  to  an  effective  registration  statement  under  the  Securities  Act,

(b) the SNO Shareholders  shall have delivered to  the Company, at  the cost  of the SNO Shareholders, an opinion  of  counsel  that  shall  be  in  form,  substance  and  scope  customary  for  opinions  of  counsel  in comparable  transactions  to  the  effect  that  the  Exchange  Consideration  to  be  sold  or  transferred  may  be sold  or  transferred  pursuant  to  an  exemption  from  such registration,  which opinion shall  be  accepted  by the  Company, (c) the  Exchange  Consideration  is  sold  or  transferred  to  an  “affiliate”  (as  defined  in  Rule

144  promulgated  under  the  Securities  Act  (or  a  successor  rule)  (“Rule  144”))  of  the  SNO  Shareholders who agree to sell or otherwise transfer the Exchange Consideration only in accordance with this Section and who is an Accredited Investor, (d) the Exchange Consideration is sold pursuant to Rule 144, or (e) the

Exchange  Consideration  is  sold  pursuant  to  Regulation  S  under  the  Securities  Act  (or  a  successor  rule)

(“Regulation S”), and the SNO Shareholders shall have delivered to the Company, at the cost of the SNO

Shareholders, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such

Exchange Consideration made in reliance on Rule 144 may be made only in accordance with the terms of said  Rule  and  further,  if  said  Rule  is  not  applicable,  any  re-sale  of  such  Exchange  Consideration  under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter  (as  that  term  is  defined  in  the  Securities  Act)  may  require  compliance  with  some  other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the

Company nor any other person is under any obligation to register such Exchange Consideration under the

Securities  Act  or  any state securities  laws  or to  comply with  the  terms  and  conditions  of  any exemption

thereunder  (in  each  case).    Notwithstanding  the  foregoing  or  anything  else  contained  herein  to  the contrary, the Exchange Consideration may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g)

Legends.   Each  of  the  SNO  Shareholders  understand  that  the  shares  of  the  Company’s common  stock  that  comprise  the  Exchange  Consideration  (the  “Securities”)  and,  until  such  time  as  the

Securities has been registered under the Securities Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the  Securities  may bear  a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES  REPRESENTED

BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES

ACT  OF  1933,  AS  AMENDED,  OR  APPLICABLE  STATE  SECURITIES  LAWS.

THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED

OR  ASSIGNED  (I)  IN  THE  ABSENCE  OF  (A)  AN  EFFECTIVE  REGISTRATION

STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933,

AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL

BE SELECTED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM,

THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS

SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The  legend  set  forth  above  shall  be  removed  and  the  Company  shall  issue  a  certificate  without such  legend  to  the  holder  of  any  Securities  upon  which  it  is  stamped,  if,  unless  otherwise  required  by applicable  state  securities  laws,  (a)  the  Securities  are  registered  for  sale  under  an  effective  registration statement  filed  under  the  Securities  Act  or  otherwise  may  be  sold  pursuant  to  Rule  144  or  Regulation  S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides  the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Exchange Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected.  Each of the SNO Shareholders agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed,

in compliance with applicable prospectus delivery requirements, if any.

(h)

Residency.    Each  of  the  SNO  Shareholders  is  a  resident  of  the  jurisdiction  set  forth immediately below the SNO Shareholders’ name on the signature pages hereto or provided separately to the Company.

Section 1.15      Leak Out Agreements.  Certain SNO Shareholders (including Shannon Masjedi)

shall agree to execute leak out agreements whereby beginning twelve months following the Closing Date,

they will not sell more than three percent (3%) of their holdings in any ninety (90) day period for the first twelve months.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of SNO and the SNO Shareholders, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 2.01

Organization.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and is duly authorized under all applicable  laws,  regulations,  ordinances,  and  orders  of  public  authorities  to  carry  on  its  business  in  all  material

respects as it is now being conducted.   Included in the  Company Schedules are complete and correct copies of the articles of incorporation and bylaws of the Company as in effect on the date hereof. The execution and delivery of this  Agreement  does  not,  and  the  consummation  of  the  transactions  contemplated  hereby  will  not,  violate  any provision of the Company’s articles of incorporation or bylaws.  The Company has taken all action required by law,

its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the  Company  has  full  power,  authority,  and  legal  right  and  has  taken  all  action  required  by  law,  its  articles  of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

Section 2.02

Capitalization.   At  Closing,  the Company’s authorized  capitalization will  consist of (a) 100,000,000 shares of common stock, par value $0.01 per share (“the Company Common Stock”), of which

25,387,000 shares will be issued and outstanding, and (b) 10,000,000 shares of preferred stock, par value $0.01 per share, of  which 1,000,000  is Series E Preferred Stock,  par  value $0.01 per  share  (with a 10 to  1 voting preference

over  common  stock),  of  which  1,000,000  will  be  issued  and  outstanding.   The  Series  E  Preferred  Stock  is  not

convertible into any other class of stock of the Company and has no preference to dividends or liquidation rights. All issued  and  outstanding  shares  are  legally  issued,  fully  paid,  and  non-assessable  and  not  issued  in  violation  of  the preemptive or other rights of any person.

Section 2.03

Subsidiaries and Predecessor  Corporations.  The Company (which was formerly known  as  American  Eagle  Group,  Inc.,  which  was  formerly  known  as  AOA  Corporation)  does  not  have  any predecessor  corporation(s),  no  subsidiaries,  and  does  not  own,  beneficially  or  of  record,  any  shares  of  any  other corporation.

Section 2.04

SEC  Reports  and  Compliance.

(a)

The  Company  has  filed  all reports  required  to  be  filed  by  it  by  the  Securities  Exchange

Act  of  1934, as  amended.

(b)

The  Company  is  not  an  investment  company  within  the  meaning of  Section  3  of  the

Investment  Company  Act  of  1940, as  amended.

(c)

The  shares  of  Company  Common  Stock  are  quoted  on  the  OTC  Markets  Group  –

OTCQB Tier (the “OTC Markets”) under the symbol “PACV” and Company is, and has no reason to believe that it  will  not  in  the  foreseeable  future  continue  to  be,  in  compliance  in  all  material  respects  with  all  rules  and regulations  of  the  OTC  Markets  applicable  to  it  and  the  Company Common  Stock.  The  issuance  of  Company

Common  Stock  under  this  Agreement  does  not  contravene  the  rules  and  regulations  of  the  trading  market  on

which  the  Company  Common  Stock  is  currently  listed  or  quoted,  and  no  approval  of  the  stockholders   of

Company  is  required  for  Company  to  issue  and  deliver  the  Company  Common  Stock  contemplated  by  this

Agreement.

(d)

Between  the  date  hereof  and  the  Effective  Time,  Company  shall  continue  to  satisfy  the filing requirements  of the Exchange  Act  and all other requirements  of  applicable  securities laws and  of the  OTC

Markets.

(e)

The  Company  SEC Documents  include  all  certifications  and  statements  required  of  it,

if any, by (i) Rule  13a-14 or  15d-14 under the Exchange Act, and (ii) 18 U.S.C.  Section 1350 (Section 906 of the

Sarbanes-Oxley  Act  of  2002),  and  each  of  such  certifications  and  statements  contain  no  qualifications  or exceptions  to the  matters  certified therein  other  than  a knowledge  qualification, permitted  under  such provision,

and have not been modified  or’ withdrawn  and neither Parent  nor any of its officers has received  any  notice from the  Commission  questioning  or challenging the accuracy, completeness,  form or manner  of  filing or  submission of  such  certifications  or  statements.

Section 2.05

Information.     The   information   concerning   the   Company   set   forth   in   this

Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of

the  circumstances  under  which  they  were  made,  not  misleading.   In  addition,  the  Company  has  fully  disclosed  in

writing  to  the  SNO  Shareholders  (through  this  Agreement  or  the  Company  Schedules)  all  information  relating  to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $10,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this

Section, otherwise have led or may lead to a material adverse effect on the Company, its assets, or its operations or activities  as  presently  conducted  or  as  contemplated  to  be  conducted  after  the  Closing  Date,  including,  but  not limited  to,  information  relating  to  governmental,  employee,  environmental,  litigation  and  securities  matters  and transactions with affiliates.

Section 2.06

Options  or  Warrants.    There  are  no  options,  warrants,  convertible  securities,

subscriptions,  stock  appreciation  rights,  phantom  stock  plans  or  stock  equivalents  or  other  rights,  agreements,

arrangements  or  commitments  (contingent  or  otherwise)  of  any  character  issued  or  authorized  by  the  Company relating  to  the  issued  or  unissued  capital  stock  of  the  Company  (including,  without  limitation,  rights  the  value  of which  is  determined  with  reference  to  the  capital  stock  or  other  securities  of  the  Company)  or  obligating  the

Company to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or

other  equity  interests  in,  the  Company.    There  are  no  outstanding  contractual  obligations  of  the  Company  to repurchase, redeem or otherwise acquire any shares of the Company Common Stock of the Company or to pay any

dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

Section 2.07

Absence  of  Certain  Changes  or  Events.    Since  June  30,  2015  and  except  as

disclosed in the SEC Reports:

(a)

there has not been (i) any material adverse change in the business, operations, properties,

assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by  insurance)  materially  and  adversely  affecting  the  business,  operations,  properties,  assets  or  condition  of  the

Company;

(b)

the  Company  has  not  (i)  amended  its  certificate  of  incorporation  or  bylaws  except  as required  by  this  Agreement;  (ii)  declared  or  made,  or  agreed  to  declare  or  make  any  payment  of  dividends  or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or  redeem,  any  of  its  capital  stock;  (iii)  waived  any  rights  of  value  which  in  the  aggregate  are  outside  of  the ordinary course of business or material considering the business of  the Company; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in  the  ordinary  course  of  business;  (vi)  made  any  accrual  or  arrangement  for  or  payment  of  bonuses  or  special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (vii)

increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of

its  salaried  employees  whose  monthly  compensation  exceed  $1,000;  or   (viii)  made  any  increase  in  any  profit

sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment,

or arrangement, made to, for or with its officers, directors, or employees;

(c)

The Company has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any  funds  or  incurred,  or  become  subject  to,  any  material  obligation  or  liability  (absolute  or  contingent)  except liabilities  incurred  in  the  ordinary  course  of  business;  (iii)  paid  or  agreed  to  pay  any  material  obligations  or liabilities  (absolute  or  contingent)  other  than  current  liabilities  reflected  in  or  shown  on  the  most  recent  the

Company  balance  sheet  and  current  liabilities  incurred  since  that  date  in  the  ordinary  course  of  business  and

professional   and   other   fees   and  expenses  in  connection   with  the   preparation   of   this   Agreement   and  the

consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except  assets, properties, or rights not  used or useful  in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims  which  in  the  aggregate  are  of  a  value  less  than  $1,000);  (v)  made  or  permitted  any  amendment  or termination  of  any  contract,  agreement,  or  license  to  which  it  is  a  party  if  such  amendment  or  termination  is material,  considering  the  business  of  the  Company;  or  (vi)  issued,  delivered  or  agreed  to  issue  or  deliver,  any stock,  bonds  or  other  corporate  securities  including  debentures  (whether  authorized  and  unissued  or  held  as treasury stock), except in connection with this Agreement; and

(d)

to  its  knowledge,  the  Company  has  not  become  subject  to  any  law  or  regulation  which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

Section 2.08

Litigation   and   Proceedings.      There   are   no   actions,   suits,   proceedings   or

investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency  or  instrumentality,  domestic  or  foreign,  or  before  any  arbitrator  of  any  kind  except  as  disclosed  in  the

Company Schedules.  The Company has no knowledge of any default on its part with respect to any judgment, order,

writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 2.09

Contracts.

(a)

The Company is not a party to, and its assets, products, technology and properties are not bound by, any leases, contract, franchise, license agreement, agreement, debt instrument, obligation, arrangement,

understanding or other commitments whether such agreement is in writing or oral (“Contracts”).

(b)

The  Company  is  not  a  party  to  or  bound  by,  and  the  properties  of  the  Company  are  not subject to any Contract, agreement, other commitment or instrument; any charter or other corporate restriction; or

any judgment, order, writ, injunction, decree, or award; and

(c)

The Company is not a party to any oral or written (i) contract for the employment of any officer  or  employee;  (ii)  profit  sharing,  bonus,  deferred  compensation,  stock  option,  severance  pay,  pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of  any  obligation,  (vi)  collective  bargaining  agreement;  or  (vii)  agreement  with  any  present  or  former  officer  or director of the Company.

Section 2.10

No  Conflict  With  Other  Instruments.   The  execution  of  this  Agreement  and  the

consummation  of  the  transactions  contemplated  by  this  Agreement  will  not  result  in  the  breach  of  any  term  or provision  of,  constitute  a  default  under,  or  terminate,  accelerate  or  modify  the  terms  of,  any  indenture,  mortgage,

deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets,

properties or operations are subject.

Section 2.11

Compliance  With  Laws  and  Regulations.   The  Company  has  complied  with  all

United  States federal,  state or  local  or  any applicable  foreign  statute,  law,  rule,  regulation,  ordinance,  code,  order,

  judgment, decree or any other applicable requirement or rule of law (a “Law”) applicable to the Company and the operation of its business.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 2.12

Approval of Agreement.  The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

Section 2.13

Material  Transactions  or  Affiliations.    Except  as  disclosed  herein  and  in  the

Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and  any  person  who  was  at  the  time  of  such  contract,  agreement  or  arrangement  an  officer,  director,  or  person owning of record or known by the Company to own beneficially, 5% or more of the issued and outstanding common stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not

more than three years prior to the date hereof.   Neither any officer, director, nor 5% Shareholders of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with

the  Company  which  was  material  to  the  business  of  the  Company.   The  Company  has  no  commitment,  whether

written  or  oral,  to  lend  any  funds  to,  borrow  any  money  from,  or  enter  into  any  other  transaction  with,  any  such affiliated person.

Section 2.14

The Company Schedules.  The Company has delivered to the SNO Shareholders the  following  schedules,  which  are  collectively  referred  to  as  the  “Company  Schedules”  and  which  consist  of separate  schedules,  which  are  dated  the  date  of  this  Agreement,  all  certified  by  the  chief  executive  officer  of  the

Company to be complete, true, and accurate in all material respects as of the date of this Agreement.

(a)

a schedule containing complete and accurate copies of the certificate of incorporation, as amended,  and bylaws of the Company as in effect as of the date of this Agreement;

(b)

a schedule setting forth any information, together with any required copies of documents,

required to be disclosed in the Company Schedules by Sections 2.01 through 2.13.

The  Company  shall  cause  the  Company  Schedules  and  the  instruments  and  data  delivered  to  the  SNO

Shareholders hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.15

Valid  Obligation.    This  Agreement  and  all  agreements  and  other  documents executed  by  the  Company  in  connection  herewith  constitute  the  valid  and  binding  obligation  of  the  Company,

enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other  similar  laws  affecting  the  enforcement  of  creditors’  rights  generally  and  subject  to  the  qualification  that  the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 2.16

Financial   Statements.     The   balance   sheets   and   statements   of   operations,

stockholders’  equity  and  cash  flows  contained  in  the  Company  SEC  Documents  (a)  comply  as  to  form  in  all material  respects  with  applicable  accounting  requirements  and  rules  and  regulations  of  the  Commission  with respect thereto, have been prepared in accordance with U. S. GAAP applied on a basis consistent with prior periods

(and,  in  the  case  of  unaudited  financial  information,  on  a  basis  consistent  with  year-end  audits),  (c)  are  in accordance with the books and records  of the Company and (d) present  fairly in all material  respects the financial condition  of  the  Company  at  the  dates  therein  specified  and the results  of  its  operations  and  changes  in  financial position  for  the periods therein  specified.

Section 2.17

Shell Company. The Company is not now nor has it ever been a “shell company”

as that term is defined in Reg. 405 of the Securities Act of  1933, as amended.

Section 2.18

DTC Eligible. The Company’s Common Stock is DTC eligible and is not subject to  any  outstanding  DTC  “chills”  or  “freezes”.

Section 2.19

Anti-Dilution. To prevent dilution, for a period of two (2) years after the Closing

Date, the Company shall set a minimum purchase price (“floor price”) of $0.50 per share of the Company Common

Stock  for  all  new  share  issuances  of  the  Company  Common  Stock.   In  other  words,  upon  consummation  of  the

Exchange, the Company shall not issue shares of Company Common Stock at  a purchase price of less than $0.50 per share or issue options with an exercise price of less than $0.50 per share.

Section 2.20

Piggyback  Registration  Rights.   The  Exchange  Shares  and  Other  Issued  Shares

shall have piggyback registration rights.

ARTICLE III

SHARE EXCHANGE

Section 3.01

The Exchange and Other Issuance.  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.02), the SNO Shareholders listed in Composite

Exhibit A, representing an aggregate of at least 21,285,000 and up to 21,500,000 shares of SNO’s Class A Common

Stock  (“SNO  Class  A  Common  Stock”)  and  1,000,000  shares  of  SNO’s  Class  B  Common  Stock  (“SNO  Class  B

Common  Stock”;  together  with  “SNO  Class  A  Common  Stock”,  referred  to  herein  as  “SNO  Common  Stock”)

(collectively, representing at least 99% and up to 100% of SNO’s issued and outstanding common stock), upon their agreement, shall sell, assign, transfer and deliver to the Company, free and clear of all liens, pledges, encumbrances,

charges, restrictions or known claims of any kind, nature, or description, all of the shares of SNO held by them as set forth  on  Composite  Exhibit  A;  the  objective  of  such  purchase  (the  “Exchange”)  being  the  acquisition  by  the

Company of at least 99% and up to 100% of the issued and outstanding shares of SNO Class A Common Stock and

100%  of  the  issued  and outstanding shares  of  SNO  Class  B  Common  Stock.   In  exchange  for  the transfer  of  such

securities by the SNO  Shareholders  as set  forth on Composite  Exhibit  A,  the Company shall  deliver  to each such

SNO  Shareholder  one  (1)  share  (the  “Exchange  Shares”)  of  the  Company’s  common  stock  (“Company  Common

  Stock”) for each share of their SNO Common Stock (an aggregate of at least 22,285,000 and up to 22,500,000 shares of  the  Company  Common  Stock).  Simultaneously,  the  Company  shall  issue  an  aggregate  of  2,500,000  shares

  (“Other  Issued  Shares”)  of  the  Company  Common  Stock  (“Other  Issuance”)  to  certain  other  persons  (“Other

Persons”) as set forth in Exhibit B in exchange for, among other things, the forgiveness of the total debt to date owed by  the  Company  to  Danzig  Ltd  (which  is  an  affiliate  of  Elliott  Foxcroft)  in  the  approximate  amount  of  $20,522.

After  the  Exchange,  Other  Issuance  and  other  transactions  set  forth  herein  have  been  completed,  the  SNO shareholders  will  own at least 22,285,000 and up to 22,500,000 restricted  shares of  Company  Common Stock  or ap pro x im ate ly  89%  of the  total outstanding shares of Com pany  Com m on  Stock. Upon  completion  of  the issuance  of  at  least  22,285,000  and  up  to  22,500,000  shares  of  the  Com pany  Com m on  Stock  to  the  SNO

Shareholders and  2,500,000 shares  of  Company  Common  Stock to  the Other  Persons,  there  will  be  a  total  of

at  least  25,172,000  and  up  to  25,387,000  shares  of  the  Company   Common  Stock  outstanding  and  1,000,000

shares  of  the  Company ’s  Series  E  Preferred  Stock  outstanding.  No  other  securities  of  the  Company  will  be

outstanding.     The  Exchange   Shares  are  hereinafter   referred   to  as  the   “Exchange   Consideration”   or  the

  “Securities”. At the  Closing, the  SNO  Shareholders shall,  on  surrender  of  their  certificates  representing  their

SNO  shares  to  the  Company  or  its  registrar  or  transfer agent,  be  entitled  to receive  a certificate  or  certificates evidencing their  ownership  of the  Exchange  Shares.

Section 3.02

Closing.   The closing (“Initial  Closing”)  of  the transactions contemplated by this

Agreement shall occur following completion of the conditions set forth in Articles V and VI, and upon delivery of the  Exchange Consideration as described in Section 3.01 herein. The  Initial  Closing shall  take place at  a  mutually agreeable  time  and  place  and  is  anticipated  to  close  by  no  later  than  August  31,  2015,  but  in  no  event  before  this

Agreement  has  been  signed  by  SNO  Shareholders  holding  at  least  80%  of  the  shares  of  SNO  common  stock outstanding (the “Initial Closing Date”).  Subsequent to the Initial Closing Date, the Company may complete one or more  additional  Closings  to  complete  the  exchanges  provided  for  in  this  Agreement  to  allow  the  Company  to complete the acquisition of at least 99% and up to 100% of the SNO common stock for a period of up to 30 days after the Initial Closing Date.  Each closing that occurs after the Initial Closing Date, along with the Initial Closing shall be collectively be referred to as the “Closing” or “Closing Date”.

Section 3.03

Series  E  Preferred  Stock  Transfer.   Concurrently  with  the  Initial  Closing  of  the

transactions  contemplated  by  this  Agreement,  Brett  Bartolami  will  sell  all  of  his  1,000,000  shares  of  Series  E

Preferred Stock, par value $0.01 per share, of the Company to Shannon Masjedi for an aggregate purchase price of

$100.

Section 3.04

Closing   Events.     At   the   Closing,   the   Company   and   SNO   shall   execute,

acknowledge,  and  deliver  (or  shall  ensure  to  be  executed,  acknowledged,  and  delivered),  any  and  all  certificates,

opinions,  financial  statements,  schedules,  agreements,  resolutions,  rulings  or  other  instruments  required  by  this

Agreement  to  be  so  delivered  at  or  prior  to  the  Closing,  together  with  such  other  items  as  may  be  reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 3.05

Termination.      This   Agreement   may   be   terminated   by   each   of   the   SNO

Shareholders or the Company only (a) in the event that the Company or SNO do not meet the conditions precedent set forth in Articles V and VI or (b) if the Initial Closing has not occurred by August 31, 2015.  If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect as to any party hereto, and no obligation, right or liability shall arise hereunder.

Notwithstanding  the  foregoing  or  anything  herein  to  the  contrary,  if,  after  signing  this

Agreement, SNO elects not to consummate the Exchange with the Company under the terms herein, and preconditioned on the Company having performed its obligations through the date of SNO’s termination of the Exchange, a payment of Two Hundred and Fifty Thousand Dollars (US$250,000) will become due and payable from SNO to the Company. This breakup fee, or termination fee, is required to compensate the  Company  of  the  time  and  resources  that  the  Company  used  to  facilitate  the  transactions  hereunder and is the exclusive remedy to the Company under this Agreement in the event of a breach by SNO.

ARTICLE IV

SPECIAL COVENANTS

Section 4.01

Access to Properties and Records.  The Company and SNO will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Company or SNO, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or SNO, as the case may be,

as the other shall from time to time reasonably request.  Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

Section 4.02

Delivery  of  Books  and  Records.    At  the  Closing,  SNO  shall  deliver  to  the

Company, the originals of the corporate minute books, books of account, contracts, records, and all other  books or documents of SNO now in the possession of SNO or its representatives.

Section 4.03

Third   Party   Consents   and   Certificates.     The   Company   and   SNO   agree   to

cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.04

Actions  Prior  to  Closing.  From  and  after  the  date  hereof  until  the  Closing  Date and except as set forth in the Company Schedules or SNO Schedules or as permitted or contemplated by this Agreement, the Company (subject to paragraph (d) below) and SNO respectively, will each:

(a)

carry on its business in substantially the same manner as it has heretofore and as disclosed in the Company OTC Reports;

(b)

maintain  and  keep  its  properties  in  states  of  good  repair  and  condition  as  at  present,

except for depreciation due to ordinary wear and tear and damage due to casualty;

(c)

maintain  in  full  force  and  effect  insurance  comparable  in  amount  and  in  scope  of coverage to that now maintained by it;

(d)

perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(e)

use its best  efforts to  maintain and  preserve  its business  organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

(f)

fully comply with and perform in all material respects all obligations and duties imposed on  it  by  all  federal  and  state  laws  (including  without  limitation,  the  federal  securities  laws)  and  all  rules,

regulations, and orders imposed by federal or state governmental authorities.

(g)

from  and  after  the  date  hereof  until  the  Closing  Date,  except  as  required  by  this agreement neither the Company nor SNO will:

(i)

make   any   changes   in   their   Certificates   of   Incorporation,   certificates   or

certificates  of  incorporation  or  bylaws  except  as  contemplated  by  this  Agreement  including  a name change;

(ii)

take any action described in Section 1.07 in the case of SNO or in Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party’s schedules);

(iii)

enter  into  or  amend  any  contract,  agreement,  or  other  instrument  of  any  of  the types  described  in  such  party’s  schedules,  except  that  a  party  may  enter  into  or  amend  any contract, agreement,  or  other  instrument  in the  ordinary course  of  business  involving the sale of goods or services; or

(iv)

sell  any  assets  or  discontinue  any  operations,  sell  any shares  of  capital  stock  or conduct any similar transactions other than in the ordinary course of business except as disclosed in the Company OTC Reports.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The  obligations  of  the  Company  under  this  Agreement  are  subject  to  the  satisfaction,  at  or  before  the

Closing Date, of the following conditions:

Section 5.01

Accuracy    of    Representations    and    Performance    of    Covenants.

The

representations  and  warranties  made  by  SNO  and  the  SNO  Shareholders  in  this  Agreement  were  true  when  made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were

made  at  and  as  of  the  Closing  Date  (except  for  changes  therein  permitted  by  this  Agreement).   SNO  shall  have

performed or complied with all covenants and conditions required by this Agreement to be performed or complied

with  by  SNO  prior  to  or  at  the  Closing.   The  Company  shall  be  furnished  with  a  certificate,  signed  by  a  duly authorized executive officer of SNO and dated the Closing Date, to the foregoing effect.

Section 5.02

Officer’s  Certificate.   The Company  shall  have  been  furnished  with  a  certificate dated the Closing Date and signed by a duly authorized officer  of  SNO to the effect  that  no litigation, proceeding,

investigation, or inquiry is pending, or to the best knowledge of SNO threatened, which might result in an action to enjoin  or  prevent  the  consummation  of  the  transactions  contemplated  by  this  Agreement,  or,  to  the  extent  not disclosed in the SNO Schedules, by or against SNO, which might result in any material adverse change in any of the assets, properties, business, or operations of SNO.

Section 5.03

Good Standing.  The Company shall have received a certificate of good standing from  the  Secretary  of  State  of  Florida  or  other  appropriate  office,  dated  as  of  a  date  within  ten  days  prior  to  the

Closing Date certifying that SNO is in good standing as a corporation in the State of Delaware.

Section 5.04

Minimum  SNO  Shareholders.   This  Agreement  shall  have  been  signed  by  the

holders of not less than 100% of the SNO common stock, including voting power, of SNO, unless a lesser number is agreed to by the Company.

Section 5.05

No Governmental Prohibition.  No order, statute, rule, regulation, executive order,

injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any  court  or  governmental  or  regulatory  authority  or  instrumentality  which  prohibits  the  consummation  of  the transactions contemplated hereby.

Section 5.06

Consents.   All   consents,   approvals,   waivers   or   amendments   pursuant   to   all

contracts,  licenses,  permits,  trademarks  and  other  intangibles  in  connection  with  the  transactions  contemplated herein,  or  for  the continued operation of  SNO  after the Closing Date  on  the  basis  as  presently operated  shall  have been obtained.

Section 5.07

Other Items.

(a)

The  Company  shall  have  received  a  list  containing  the  name,  address,  and  number  of shares held by the SNO Shareholders as of the date of Closing, certified by an executive officer of SNO as being true, complete and accurate; and

(b)

The  Company  shall  have  received  such  further  opinions,  documents,  certificates  or instruments relating to the transactions contemplated hereby as the Company may reasonably request.

(c)

The  Company  shall  have  received  the  SNO  Financial  Statements  as  provided  for  in

Sections 1.04(a) and (b).

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF SNO

AND THE SNO SHAREHOLDERS

The  obligations  of  SNO  and  each  of  the  SNO  Shareholders  under  this  Agreement  are  subject  to  the satisfaction of the Company, or each SNO Shareholder, as the case may be, at or before the Closing Date, of the following conditions:

Section 6.01

Accuracy    of    Representations    and    Performance    of    Covenants.

The

representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such

representations  and  warranties  were  made  at  and  as  of  the  Closing  Date.   Additionally,  the  Company  shall  have

performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company.

Section 6.02

Officer’s  Certificate.   SNO  shall  have  been  furnished  with  certificates  dated  the

Closing  Date  and  signed  by  duly  authorized  executive  officers  of  the  Company,  to  the  effect  that  no  litigation,

proceeding, investigation or inquiry is pending, or to the best knowledge of  the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement  or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

Section 6.03

Good Standing.   SNO shall have received a certificate of good standing from the

Secretary of State of Delaware or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that the Company is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

Section 6.04

No Governmental Prohibition.  No order, statute, rule, regulation, executive order,

injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any  court  or  governmental  or  regulatory  authority  or  instrumentality  which  prohibits  the  consummation  of  the transactions contemplated hereby.

Section 6.05

Approval   by   the   Company   Board   of   Directors   and  its  Shareholders.     The

Company’s board of directors shall have approved the Exchange and Other Issuance (the “Corporate Actions”).

Section 6.06

Consents.     All  consents,  approvals,  waivers  or   amendments  pursuant   to  all

contracts,  licenses,  permits,  trademarks  and  other  intangibles  in  connection  with  the  transactions  contemplated herein, or for the continued operation of the Company after the Closing Date on the basis as presently operated shall have been obtained including approval of the Corporate Actions by FINRA.

Section 6.07

Shareholder Report

The   SNO   Shareholders   shall   receive   a   shareholder’s   report   reflective   of   all   the   Company

shareholder’s which does not exceed 387,000 shares of the Company common stock issued and outstanding as of the day prior to the Closing Date and no shares of preferred stock outstanding (except for the 1,000,000 shares of Series

E  Preferred  Stock,  par  value  $0.01  per  share,  of  the  Company  currently owned  by  Brett  Bertolami,  which  will  be purchased by Shannon Masjedi for an aggregate purchase price of $100 as provided in Section 3.03 above).

Section 6.08

Other Items.

(a)

The  SNO  Shareholders  shall  have  received  further  opinions,  documents,  certificates,  or instruments relating to the transactions contemplated hereby as the SNO Shareholders may reasonably request.

(b)

This Agreement shall have been executed by the holders of  at least 100% of the shares of

SNO common stock.

(c)

Resignation of Current Directors and Officers. The current directors and officers of the Company shall have resigned from their positions as directors and officers of the Company.

(d)

Appointment  of  New  Directors  and  Officers.   The  Company  shall  have  appointed  Bob

Smith,  Shannon  Masjedi  and  Marc  Shenkman  as  directors  of  the  Company  and  such  directors  shall  appoint  two

additional  directors  thereafter,  for  a  total  of  five  directors  on  the  board.    In  addition,  the  Company  shall  have

appointed  the  following  individuals  as  new  officers  of  the  Company:  Bob  Smith  as  Chief  Executive  Officer,

Shannon Masjedi as President and Secretary, and Marc Shenkman as Executive Vice President.

ARTICLE VII

MISCELLANEOUS

Section 7.01

Brokers.   The  Company  and  SNO  agree  that  there  were  no  finders  or  brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of

this Agreement.   The Company and SNO each agree to indemnify the other against  any claim by any third person other  than  those  described  above  for  any  commission,  brokerage,  or  finder’s  fee  arising  from  the  transactions contemplated  hereby  based  on  any  alleged  agreement  or  understanding  between  the  indemnifying  party  and  such third person, whether express or implied from the actions of the indemnifying party.

Section 7.02

Governing  Law.   This Agreement  shall  be governed by, enforced, and construed under and in accordance with the laws of the State of Florida, without giving effect to the principles of conflicts of

law  thereunder.    Each  of  the  parties  (a)  irrevocably  consents  and  agrees  that  any  legal  or  equitable  action  or proceedings arising under or in connection with this Agreement shall be brought exclusively in the  state or federal courts  of  the  United  States  with  jurisdiction  in  Palm  Beach  County,  Florida.  By  execution  and  delivery  of  this

Agreement,  each  party  hereto  irrevocably  submits  to  and  accepts,  with  respect  to  any  such  action  or  proceeding,

generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 7.03

Notices.   Any  notice  or  other  communications  required  or  permitted  hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to  SNO,  to:

If to the  Company,  to:

SnöBar Holdings, Inc.

Pacific Ventures Group, Inc.

Attn:   Shannon Masjedi, Senior Vice President

Attn: Brett Bertolami,  Chief Executive  Officer

117 West 9th Street, Suite 423

200 Camelia Court

Los Angeles, California 90015

Vero Beach, Florida 32963

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if  personally delivered, (ii)

on the day after  dispatch, if sent  by overnight  courier, (iii)  upon dispatch, if  transmitted by telecopy and receipt  is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 7.04

Attorney’s  Fees.    In  the  event  that  either  party  institutes  any  action  or  suit  to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all  costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.05

Confidentiality.  Each party hereto agrees with the other that, unless and until the transactions contemplated  by this  Agreement  have  been  consummated,  it  and  its  representatives  will  hold in  strict confidence  all  data  and  information  obtained  with  respect  to  another  party  or  any  subsidiary  thereof  from  any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this

Agreement.    In  the  event  of  the  termination  of  this  Agreement,  each  party  shall  return  to  the  other  party  all documents  and  other  materials  obtained  by  it  or  on  its  behalf  and  shall  destroy  all  copies,  digests,  work  papers,

abstracts  or  other  materials  relating  thereto,  and  each  party  will  continue  to  comply  with  the  confidentiality provisions set forth herein.

Section 7.06

Public   Announcements   and   Filings.     Unless  required  by  applicable  law  or

regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade,  to  the  general  trade  or  trade  press,  or  to  any  third  party  (other  than  its  advisors  and  representatives  in connection  with  the  transactions  contemplated  hereby)  or  file  any  document,  relating  to  this  Agreement  and  the

transactions  contemplated  hereby,  except  as  may  be  mutually  agreed  by  the  parties.   Copies  of  any  such  filings,

public  announcements  or  disclosures, including any announcements  or  disclosures mandated  by law  or  regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

Section 7.07

Schedules;  Knowledge.   Each  party  is  presumed  to  have  full  knowledge  of  all information set forth in the other party’s schedules delivered pursuant to this Agreement.

Section 7.08

Third  Party  Beneficiaries.   This  contract  is  strictly  between  the  Company,  the

SNO Shareholders and SNO, and, except  as specifically provided, no director, officer, stockholder  (other  than the

SNO Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.09

Expenses.    Subject  to  Section  7.04  above,  whether  or  not  the  Exchange  is consummated, each of the Company and SNO will bear their own respective expenses, including legal, accounting and  professional  fees,  incurred  in  connection  with  the  Exchange  or  any  of  the  other  transactions  contemplated hereby.

Section 7.10

Entire  Agreement.   This Agreement  represents  the entire  agreement  between  the parties relating to the subject  matter thereof and supersedes all  prior  agreements, understandings and negotiations,

written or oral, with respect to such subject matter.

Section 7.11

Survival;  Termination.    The  representations,  warranties,  and  covenants  of  the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 7.12

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

Section 7.13

Amendment   or   Waiver.     Every  right   and  remedy  provided  herein  shall   be

cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently  herewith,  and  no  waiver  by  any  party  of  the  performance  of  any  obligation  by  the  other  shall  be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time  prior  to  the  Closing  Date,  this  Agreement  may  by  amended  by  a  writing  signed  by  all  parties  hereto,  with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for  performance  may  be  extended  by  a  writing  signed  by  the  party  or  parties  for  whose  benefit  the  provision  is intended.

Section 7.14

Best  Efforts.   Subject  to  the  terms  and  conditions  herein  provided,  each  party  of

SNO and the Company shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.  Each party of SNO and the Company also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

SNÖBAR HOLDINGS, INC.

A Delaware corporation

By:   /s/ Shannon Masjedi

Shannon Masjedi, Senior Vice President

PACIFIC VENTURES GROUP, INC.

A Delaware corporation

By:   /s/ Brett Bertolami

Brett Bertolami, Chief Executive Officer